CAPITAL VALUE FUND, INC.
ANNUAL FINANCIAL REPORT
MARCH 31, 1997


EQUITY PORTFOLIO

TOTAL RETURN PORTFOLIO

FIXED INCOME PORTFOLIO

SHORT-TERM GOVERNMENT PORTFOLIO

PRIME MONEY MARKET PORTFOLIO

May 1997



Dear Shareholders:

We are pleased to present the investment results for your Capital Value Fund for the fiscal year ending, March 31, 1997. Combined assets of the Fund totaled $47 million at year end.

The last twelve months have provided a wide range of investment experiences to investors. The bond market returned an uninspiring, if fairly typical, 4.91 percent over the period. But much of that return came in the last quarter of 1996. Prior to that time, bond investors struggled to stay even.

The stock market was even more of a mixed bag. Measured by the S&P 500 -- which is heavily market-weighted to very large capitalization, international companies -- the stock market went up 19.83 percent during the period. Domestic stock funds, however, returned an average of only 11.75 percent (as measured by Lipper Analytical Services). Smaller companies, as measured by the Russell 2000 index, rose only 3.56 percent (down from their May 1996 peaks).

Why this dichotomy in relative performance? Bonds and the vast majority of stocks have been hampered in the last year by concerns over rising inflation, particularly in the area of wages. Inflation concerns have caused bond yields to rise, hurting bond prices. Higher yields traditionally begin to hurt stock valuations at around the 7 percent level, as more investors are persuaded to move money from stocks to bonds. In our view, the real anomaly has been the strong return in the S&P 500 stocks. To some extent, we see this as a flight to quality following strong gains in 1995 and early 1996, and record inflows into passively managed index funds.

Going forward we are positioned for continued low inflation, somewhat higher bond yields in the near term, and a long term scenario of slower earnings growth. While overall this presents a favorable climate for both the stock and bond market, we do expect some choppiness along the way. Our investment rationale is discussed in greater detail in the portfolio managers' commentaries which follow.

Thank  you  for  your  investment  in  the  Capital  Value  Fund.   Please  call
1-800-798-1819 with any questions you may have.


Sincerely,




Robert G. Millen                            David W. Miles
Chairman, Capital Value Fund, Inc.          President, Capital Value Fund, Inc.
President, Capital Value Corporation        Senior Managing Director
                                            Investors Management Group

                         Capital Value Equity Portfolio

For the 12-month period ended March 31, 1997, the Equity Portfolio generated total returns of 6.79 percent and 7.33 percent for the Initial and Select shares, respectively. These returns fell short of the 19.83 percent return generated by the S&P 500 Composite and the 11.75 percent return produced by the average equity mutual fund tracked by Lipper Analytical Services.

The bull run in equities during the period was interrupted only by a brief correction in July and by another modest decline in late March. However, the second drop did not prevent the market from posting its ninth consecutive quarter of positive returns, the longest such streak since the 1950s. The S&P 500 has now climbed a phenomenal 69.97 percent from December 1994 through March 1997, ranking among the best two-year market rallies on record.

The Portfolio's shortfall relative to the S&P 500 primarily resulted from (1) general underrepresentation of the core group of blue-chip stocks in which the market's advance has recently been concentrated and (2) an overemphasis on interest-sensitive sectors of the market.

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P"). The S & P 500, a broad market-weighted average dominated by blue-chip stocks, is an unmanaged group of stocks whose composition is different from the Fund. Total returns include changes in share prices and the reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no indication of future performance, and will differ for each share class.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A $10,000 investment in the Fund's initial shares at inception on 5/30/93 would have been valued at $14,219 on 3/31/97. If investors redeem shares, they may be subject to a maximum contingent deferred sales charge ("CDSC") of 4 percent, which has not been reflected in the above amounts.

First, although the duration and magnitude of this advance have been impressive, its breadth has left something to be desired. Market leadership has become progressively more selective as the up cycle has matured, particularly following the June-July correction that hit secondary stocks especially hard. While the blue-chip S&P 500 and Dow Jones Industrials both gained 17-18 percent on a capital appreciation basis in the 12-month period, the NASDAQ Composite and Russell 2000 rose 10.92 percent and 3.56 percent, respectively, with both indexes closing out the period below their May 1996 peaks. Moreover, performance was highly concentrated even within the major blue-chip averages. The largest 10 companies in the S&P 500 were up 29.20 percent in the 12 months ended March 31, compared with a median gain of 10.50 percent for the remaining 490 companies in the index.

With regard to the interest-sensitive sectors, the Portfolio had been significantly overweighted in electric and telecommunications utilities during the latter half of 1995 and throughout 1996 based on our expectations that market leadership would rotate into interest-sensitive and economically defensive stocks. However, the utilities stocks peaked in January 1996 and have substantially underperformed the market in the period since, reflecting heightening fears over the impact of power-market deregulation as well as the sharp increase in long-term interest rates over the period. We have sharply pared back our exposure to this sector, as discussed below. In addition to its utilities position, the Portfolio held an approximate 16 percent position in long-term Treasury bonds during mid-1995 through late 1996. After initially performing well, the bonds came under pressure in the first half of 1996 on fears that the economy and inflation were set to heat up. The bonds recouped some of their losses during the October-November rally and were sold in November and December. Nonetheless, the bond position significantly underperformed the stock market during the period in which it was held.

On the positive side, the Portfolio's positions in drug and regional bank stocks performed well throughout the period. In addition, the Portfolio's underweighting in both cyclical and technology stocks throughout the year paid off as both areas lagged the broader market during the period.

On a sector basis, we have implemented a number of changes in the past two quarters. First, we have pared back the interest-sensitivity of the portfolio with the sale of the Portfolio's Treasury bond position in the fourth quarter and a sharp reduction in the Portfolio's weighting in electric utilities in the fourth and first quarters. Second, we have pulled up the Portfolio's position in energy stocks to roughly a market weight. Energy has historically been a solid defensive haven of the marketplace and the group continues to represent good relative value, in our opinion. Finally, we have boosted the Portfolio's position in the consumer nondurables sector to modestly above its weighting in our benchmark from an underweighted position. In addition to these sector moves, we added two new cyclical stocks and a new holding in the technology sector.

Our stock selection strategy is to continue to emphasize companies with the ability to expand earnings in an environment characterized by modest real growth and little corporate pricing power. With the economic expansion embarking on its seventh year and with enormous gains from corporate downsizing already booked, the leverage for the sizable profit gains of recent years is diminishing. In addition, wage pressures are heating up and the U.S. dollar has appreciated dramatically, both of which will put the squeeze on profits. Several profit "pre-announcements" for the first quarter already suggest that Wall Street earnings estimates for 1997 may need to be revised downward.

Our sector strategy continues to emphasize consumer nondurables and interest-sensitive groups, including banks, insurance companies, telecommunications utilities and electric utilities. We remain underexposed to technology and cyclical stocks, although valuations in both groups have improved to the point where we have initiated small new positions in both areas.


Douglas R. Ramsey, CFA
Portfolio Manager

                           Capital Value Total Return

For the 12-month period ended March 31, 1997, the Total Return Portfolio increased in value with Initial and Select shares achieving total returns of
4.65 percent and 5.16 percent respectively. For the same period, the benchmark index, which is comprised of 50 percent of the S&P 500 Index and 50 percent of the Lehman Aggregate Bond Index, generated a total return of 12.30 percent.

The stock market  outperformed the bond market  dramatically over the last year.
19.83 percent versus 4.91 percent. The Total Return Portfolios were penalized during the year primarily due to our expectations for a slowing economy. Based on this outlook, we allocated 60 percent of the Portfolio to bonds and 40 percent to stocks during most of the last twelve months. In addition, we selected defensive stocks and held long-term bonds.

Due to large employment gains over the last twelve months, the financial markets have anticipated faster economic growth and the potential for higher inflation As a result, long-term interest rates rose to 7.20 percent during the period. Wage increases have averaged 4 percent this year from 3 percent a year ago, and the unemployment rate has declined to near 5 percent.

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and in the Lehman Aggregate Index. The shares of the Fund are divided into "Initial Shares" and "Select Shares". Each of the indexes is an unmanaged group of securities whose composition is different from the Fund. The S & P 500 is a broad market-weighted average dominated by blue-chip stocks. The Lehman Aggregate includes fixed rate debt issues rated investment grade or higher. Total returns include changes in share prices and reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no indication of future performance, and will differ for each share class. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A $10,000 investment in the Fund's initial shares at inception on 5/30/93 would have been valued at $12,838 on 3/31/97. If investors redeem shares, they may be subject to a maximum contingent deferred sales charge ("CDSC") of 4 percent, which has not been reflected in the above amounts.

Neverthless, we expect inflation to stay low. U.S. corporations lack pricing power. Gold prices are hovering near $350 per ounce, down from $410 per ounce a year ago. Industrial commodity prices have been flat. The strength of the U.S. dollar also restrains inflation as domestic producers struggle to compete with imported goods.

Most importantly the Federal Reserve has adopted price stability as their primary policy objective. The Fed raised the Federal Funds rate by 0.25 percent at the end of March. This action was taken as a preemptive step. As long as the Fed continues to err on the side of price stability, fears of inflation will dissipate. For now, long-term bond yields are likely to be volatile, but inflation pressures are limited and eventually long-term bond yields are likely to move lower.

In our view, bonds offer much more compelling value than stocks. If inflation remains under control, long-term interest rates should decline and bond prices should appreciate. The stock market, meanwhile, may not keep pace since corporate profit growth is slowing. Therefore, we continue to overweight bonds in the Portfolio. The current asset allocation is 57 percent bonds and 43 percent stocks.

The equity portion of the Portfolio continues to emphasize companies with the ability to expand earnings in an environment characterized by modest real growth and little corporate pricing power. With the economic expansion embarking on its seventh year and the enormous profit gains from corporate downsizing already realized, the potential for the sizable profit gains of recent years is diminishing. In addition, wages are rising and the U.S. dollar has appreciated dramatically, both of which will also pressure profits.

On an equity sector basis, we have implemented a number of changes in the past two quarters. First, we have pared back the interest-sensitivity of the portfolio by reducing the weighting in electric utilities, although the Portfolio is still overweighted in this sector. Second, we have increased the Portfolio's weighting in energy stocks to a market weight. Energy has historically been a solid defensive haven of the marketplace and the group continues to represent good relative value. Finally, we have boosted the Portfolio's position in the consumer nondurables sector to a modest overweighting. In addition, two new cyclical stocks and a new holding in the technology sector were added, since valuations in both groups have improved.

Since inflation pressures are limited in our view, long-term bond yields are likely to move lower over the next twelve months. The duration of the fixed income portion of the Portfolio is currently 10 percent longer than the index. We remain significantly underweighted in mortgage pass-throughs. Mortgages have recently outperformed comparable Treasuries, but if long-term interest rates decline from here, mortgages will lag. We continue to be selective in the corporate bond market, since corporate bonds may also underperform, if corporate profitability weakens. We have augmented the yield of the Portfolio by purchasing taxable municipal bonds. These bonds provide yields greater than corporate bonds and are less sensitive to the economic cycle.

In conclusion, the Portfolio is positioned for an environment of slowing corporate profitability and moderate inflation. In this environment long-term interest rates should eventually decline as inflation fears dissipate. Bonds should provide attractive returns relative to stocks and stocks which demonstrate the ability to continue to generate profit growth should outperform those with more volatile earnings.




Douglas R. Ramsey, CFA                       Kathryn D. Beyer, CFA
Portfolio Manager                            Portfolio Manager

                      Capital Value Fixed Income Portfolio

The Capital Value Fixed Income Portfolio's investment objective is to provide the highest level of income possible consistent with preservation of capital. The Portfolio produced a 12-month total return for Initial and Select Shares of
3.63 percent and 4.15 percent respectively, compared to the Lehman Aggregate Index of 4.91 percent.

The last twelve months in the bond market have continued to be volatile with long-term interest rates fluctuating between 6.35 percent and 7.20 percent. This increased volatility has been driven by inconsistent economic data and a more cautious bond investor.

Recently, that data suggests an economy that is growing faster than expected. Domestic car sales remain strong, manufacturing activity is picking up, and housing activity is robust. These are all signs of an expanding economy. Much of this growth is primarily due to strong consumer spending. With consumer spending accounting for about two-thirds of overall economic activity, one would expect somewhat accelerated growth in the near term. Although the economy demonstrates continued strength, the inflation environment remains benign. The only upward sign of inflationary pressure is in employee wages. A relatively tight labor market has accelerated wage growth this year to 4 percent from last years 3 percent, while forcing the unemployment rate to near 5 percent. While this is concerning, most other signs of inflation remain quite low. Gold prices have fallen to $350 per ounce from a high last year near $410. The Consumer Price Index and the Producer Price Index both show inflation rising about 3 percent year over year. Most recently the National Purchasing Managers Index pointed to lower prices amongst general businesses.

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception with a similar investment in the Lehman Aggregate Index. The Lehman Aggregate, which includes fixed rate debt issues rated investment grade or higher, is an unmanaged group of securities whose composition is different from the Fund. Total returns include changes in share prices and reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no indication of future performance, and will differ for each share class.
Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A $10,000 investment in the Fund's initial shares at inception on 5/30/93 would have been valued at $11,686 on 3/31/97. If investors redeem shares, they may be subject to a maximum contingent deferred sales charge ("CDSC") of 4 percent, which has not been reflected in the above amounts.

With the persistent strength of the economy and wage pressures mounting, we believe further short term interest rate hikes are probable. Historically, the Fed has never moved just once, upward or downward. However, we do believe future hikes will be limited to a total of 25 to 50 basis points. We also feel that consumer spending growth is likely to decline going forward. The higher level of consumer debt, with a rising delinquency rate, will curtail consumer spending. This should lead to slower GDP growth by late this year.

Our outlook calls for inflation to remain low. The recent hike in the Fed Funds target, together with further hikes we expect, should reduce the tightness in labor and force the unemployment rate back toward 6 percent. Remaining inflationary indicators should remain contained. A rising production capacity with few supply bottlenecks will limit businesses from raising prices at the sacrifice of market share.

Our current fixed income strategy focuses on a weakening economy by later this year. We remain cautious in the near term of further short term rate hikes. These hikes tend to push long rates higher as well. We believe that a possible
7.20 percent long bond will provide attractive opportunities for long term profits. We are currently neutral to the shape of the yield curve and remain underweighted in bonds which carry call risk. We emphasize a portfolio which is higher in yield to capture incremental income. We remain cautious toward higher rates, but will become more aggressive as rates reach excessive levels relative to inflation.

We appreciate your confidence in and support of the Capital Value Fixed Income Portfolio and look forward to serving you in the future.




Jeffrey D. Lorenzen, CFA                             Kathryn D. Beyer, CFA
Portfolio Manager                                    Portfolio Manager

                  Capital Value Short-Term Government Portfolio

The investment objective of the Short-Term Government Portfolio is to provide as high a level of current income as is consistent with minimum fluctuations in principal value. Under normal circumstances the Portfolio invests at least 75 percent of its total assets in U.S. Government Securities. The Portfolio seeks to maintain a dollar weighted average portfolio maturity between one and three years.

For the last twelve  months the total  return of Initial  and Select  shares was
4.23 percent and 4.76 percent respectively, versus the total return of the Lehman 1-3 year Government Index of 5.37 percent. Since inception, Initial and Select Shares have provided an annualized return of 4.22 percent at 4.86 percent, ranking them in the top one-third of all Short-Term U.S. Government Funds tracked by Lipper Analytical Services.

During the last twelve months, short-term interest rates have risen over one-half percent. The Federal Reserve recently raised the Federal Funds rate by one-quarter percent and is expected to raise this rate further. The Federal Reserve's biggest concern is the potential for increased inflation due to the tightness of the labor market. The unemployment rate has declined to near 5 percent and average hourly earnings have accelerated to a 4 percent annual rate from 3 percent a year ago.

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception with a similar investment in the Lehman 1-3 Year Government Index. The Lehman 1-3 Years Government Index, which includes fixed rate debt issues rated investment grade or higher, is an unmanaged group of securities whose composition is different from the Fund. Total returns include changes in share prices and reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no indication of future performance, and will differ for each share class. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A $10,000 investment in the Fund's initial shares at inception on 5/30/93 would have been valued at $11,178 on 3/31/97. If investors redeem shares, they may be subject to a maximum contingent deferred sales charge ("CDSC") of 4 percent, which has not been reflected in the above amounts.

The short-term portion of the yield curve has steepened over the last twelve months, since more rate hikes are anticipated. The yield differential between three-month Treasury bills and three-year Treasury notes has increased from 0.75 percent to 1.25 percent.

Despite a recent jump in wages, most inflation indicators remain subdued. Gold prices are hovering near $350 per ounce down from $410 per ounce a year ago, and industrial commodity prices have been flat over the last year. The strength of the dollar also restrains inflation as U.S. manufacturers struggle to compete with imported products.

Most importantly, the Federal Reserve has adopted price stability as their primary policy objective. The Fed raised rates in March as preemptive measure to avoid inflation. As long as the Fed continues to err on the side of price stability, inflation is likely to remain under control.

Over the past 40 years the inflation-adjusted or "real" Federal Funds rate has averaged about 1.75 percent. At 5.50 percent, the "real" Federal Funds rate is now more than 2.50 percent. Typically, when the real Funds rate has exceeded
3.00 percent, the U.S. economy has dipped into recession. The Federal Reserve is likely to raise short-term interest rates further near-term; it is clearly not their intention to push the economy into a recession.

Since short-term interest rates are likely to rise further over the next six months, the average maturity of the portfolio has been reduced from 2.5 years to
1.9 years. We plan to maintain this posture, until the potential for further short-term interest rate hikes diminishes.

In summary, the Portfolio is positioned for a higher short-term interest rate environment. We plan to closely monitor the average maturity and yield curve posture of the portfolio as market conditions change. As always, we continue to analyze yield enhancement opportunities within the parameters outlined in the prospectus.




Kathryn D. Beyer, CFA                                Jeffrey D. Lorenzen, CFA
Portfolio Manager                                    Portfolio Manager

                   Capital Value Prime Money Market Portfolio

The  Prime  Money  Market   Portfolio  is  managed  for  high  current   income,
preservation of capital, and liquidity. The portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions.

As of March 31, 1997, the Prime Money Market portfolio 7-day yield was 4.84 percent compared to the Donoghue First Tier Money Fund Composite of 4.74 percent.

The Prime Money Market Portfolio currently holds 24.81 percent in repurchase agreements, 21.57 percent in corporate obligations, 22.56 percent in government and agency securities, 1.46 percent in agency mortgage-backed pools, 10.21 percent in taxable municipal bonds, and 19.04 percent in high grade commercial paper. Within these, 47.7 percent adjust within a one week period and are very sensitive to interest rates. The remaining 52.3 percent of the holdings mature between 14 and 397 days.

During the last 12 months, the one-year Treasury bill yield has increased sixty-two basis points from 5.39 percent to 6.01 percent, reaching a low in November of 5.36. Over this period, the short-term portion of the yield curve has steepened with a 35 basis point increase in 6-month yields and a 62 basis point increase in 1-year yields.

This increase in short-term rates can be attributed to the shift in Federal Reserve Monetary Policy. Recently, the Fed tightened policies by increasing the fed funds rate by a quarter percent as a means to slow economic growth. Short-term interest rates stabilized and then increased over the last quarter as investors expected the Fed Funds rate to rise after the March FOMC meeting. At this time, we look for short-term interest rates to continue to rise. Histroically, the Fed's decision to raise short-term rates is typically followed by a second rate hike. With this view, we continue to purchase first tier corporate securities in the 6-month to 12-month part of the yield curve to capture more yield without adding a large amount of risk and at the same time, continue to hold a large amount of the portfolio in the 1-week range in order to capture higher yields as rates increase.

Regardless of the economic environment, we are committed to providing quality returns with a high degree of safety and liquidity. We believe the portfolio is structured to perform well in the future and will continue to use our best efforts.







Jeffrey D. Lorenzen, CFA                           Kathryn D. Beyer, CFA
Portfolio Manager                                  Portfolio Manager

KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer serves as a fixed income strategist. Prior to joining IMG, she served as the director of mortgage-backed securities and as a corporate bond fixed income analyst for Central Life Assurance Company. She received her M.B.A. from Drake University and her B.S. from Iowa State University.

MR. RAMSEY SERVES AS IMG'S EQUITY STRATEGIST. Prior to joining IMG, he was a securities analyst at a Minneapolis-based regional brokerage firm and a securities analyst and economist at a Cedar Rapids, Iowa-based investment firm. Doug received his B.A. degree in business administration and economics from Coe College and his M.A. degree in economics from Ohio State University.

JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen serves as a fixed income strategist. Prior to joining IMG, he served as a senior analyst for The Statesman Group under both the corporate and mortgage-backed portfolios. He received his M.B.A. from Drake University and his B.B.A. from the University of Iowa.

                                EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCK (94.93%)
BASIC MATERIALS (6.69%)
    7,100     Great Lakes Chemical                                  $   326,600
   11,700     International Paper Co.                                   454,838
   12,600     Sonoco Products Co.                                       340,200
                                                                 --------------
                                                                      1,121,638
                                                                 --------------
CONSUMER CYCLICALS (10.63%)
   10,900     American Greetings                                        348,116
   10,700     Genuine Parts Co.                                         498,888
    9,200     Goodyear Tire & Rubber Co.                                480,700
   11,400     Knight-Ridder Inc.                                        454,575
                                                                 --------------
                                                                      1,782,279
                                                                 --------------

CONSUMER STAPLES (17.86%)
   14,600     Albertson's Inc.                                          496,400
   12,900     Hormel Foods Corp.                                        330,562
    4,800     Kimberly-Clark Corp.                                      477,000
   17,700     Luby's Cafeterias, Inc.                                   329,663
   13,800     Newell Company                                            462,300
   14,800     Sysco Corp.                                               505,050
   14,200     UST, Inc.                                                 395,825
                                                                 --------------
                                                                      2,996,800
                                                                 --------------

HEALTH CARE (8.50%)
    8,600     Abbott Laboratories                                       482,675
    7,600     Bristol-Meyers Squibb Co.                                 448,400
   13,530     Pharmacia & Upjohn, Inc.                                  495,536
                                                                 --------------
                                                                      1,426,611
                                                                 --------------

ENERGY (9.13%)
    3,800     Atlantic Richfield Co.                                    513,000
    7,200     Chevron Corp.                                             501,300
    4,800     Exxon Corp.                                               517,200
                                                                 --------------
                                                                      1,531,500
                                                                 --------------

FINANCIALS (19.67%)
    6,100     Ambac Inc.                                                393,450
   16,200     American Heritage Life                                    384,750
   10,570     Banc One Corp.                                            420,158
    8,600     Chubb Corp.                                               463,324
    4,800     J.P. Morgan & Co.                                         471,600
    7,400     Key Corp.                                                 360,750
    8,700     National City Corp.                                       405,638
    7,500     Providan                                                  401,250
                                                                 --------------
                                                                      3,300,920
                                                                 --------------

See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES (4.91%)
    6,200     Grainger (W.W.), Inc.                                  $  458,800
   11,900     WMX Technologies, Incorporated                            364,438
                                                                 --------------
                                                                        823,238
                                                                 --------------

TECHNOLOGY (2.86%)
   11,900     Electronic Data Systems                                   480,463
                                                                 --------------

COMMUNICATIONS SERVICES (6.96%)
    5,400     Ameritech Corporation                                     332,100
   14,700     AT&T Corp.                                                510,825
    7,100     Nynex Corporation                                         323,938
                                                                 --------------
                                                                      1,166,863
                                                                 --------------

UTILITIES (7.72%)
   15,000     Central & Southwest Corporation                           320,625
   12,500     Central Louisiana Electric                                328,125
   15,300     South Jersey Industries                                   327,038
   12,300     WPS Resources Corp.                                       319,800
                                                                 --------------
                                                                      1,295,588
                                                                 --------------

              Total Common Stocks
              (Cost $14,265,281)                                     15,925,900
                                                                 --------------

CASH EQUIVALENTS (2.33%)
COMMERCIAL PAPER (2.32%)
  391,000     Merrill Lynch Commercial Paper, 4/01/97                   391,000

MONEY MARKET MUTUAL FUNDS (0.01%)
      378     Norwest Cash Investment Fund, 5.10%                           378
                                                                 --------------

              Total Cash Equivalents
              (Cost $391,308)                                           391,378
                                                                 --------------

              TOTAL INVESTMENTS IN SECURITIES (97.26%)
              (Cost $14,656,589)                                     16,317,278

              Other Assets and Liabilities, Net (2.74%)                 459,962
                                                                 --------------

              NET ASSETS 100.0%                                     $16,777,240
                                                                 ==============




Based on the cost of investments of $14,656,589 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $2,252,485, the aggregate gross unrealized depreciation was $591,796 and the net unrealized appreciation was $1,660,689

See notes to financial statements.

                             TOTAL RETURN PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK (43.17%)
BASIC MATERIALS (2.59%)
    3,700     International Paper Co.                                 $ 143,838
    6,300     Sonoco Products Co.                                       170,100
                                                                 --------------
                                                                        313,938
                                                                 --------------

CONSUMER CYCLICALS (5.62%)
    5,100     American Greetings                                        162,881
    4,200     Genuine Parts Co.                                         195,825
    3,100     Goodyear Tire and Rubber Co.                              161,975
    4,000     Knight-Ridder Inc.                                        159,500
                                                                 --------------
                                                                        680,181
                                                                 --------------

CONSUMER STAPLES (8.04%)
    5,300     Albertson's Inc.                                          180,200
    6,200     Hormel Foods Corp.                                        158,875
    6,700     Luby's Cafeterias                                         124,788
    5,900     Newell Company                                            197,650
    4,800     Sysco Corp.                                               163,800
    5,300     UST, Inc.                                                 147,736
                                                                 --------------
                                                                        973,049
                                                                 --------------

HEALTH CARE (4.04%)
    2,700     Abbott Laboratories                                       151,538
    2,400     Bristol-Meyer Squibb Co.                                  141,600
    5,325     Pharmacia & Upjohn, Inc.                                  195,028
                                                                 --------------
                                                                        488,166
                                                                 --------------

ENERGY (4.38%)
    1,200     Atlantic Richfield                                        162,000
    2,500     Chevron Corp.                                             174,062
    1,800     Exxon Corp.                                               193,950
                                                                 --------------
                                                                        530,012
                                                                 --------------

FINANCIALS (8.97%)
    2,300     Ambac Inc.                                                148,350
    6,500     American Heritage Life                                    154,375
    3,440     Banc One Corp                                             136,740
    2,900     Chubb Corp.                                               156,238
    3,000     Key Corp.                                                 146,250
    3,800     National City Corp.                                       177,175
    3,100     Providian                                                 165,850
                                                                 --------------
                                                                      1,084,978
                                                                 --------------

INDUSTRIALS (2.45%)
    2,100     Grainger (W.W.), Inc.                                     155,400
    4,600     WMX Technologies, Incorporated                            140,875
                                                                 --------------
                                                                        296,275
                                                                 --------------
See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                              VALUE
--------------------------------------------------------------------------------
TECHNOLOGY (1.10%)
    3,300     Electronic Data Systems                                 $ 133,238
                                                                 --------------

COMMUNICATIONS SERVICES (2.88%)
    1,800     Ameritech Corporation                                     110,700
    4,200     AT&T Corp.                                                145,950
    2,000     Nynex Corporation                                          91,250
                                                                 --------------
                                                                        347,900
                                                                 --------------

UTILITIES (3.10%)
    4,200     Central & S.W. Corp.                                       89,775
    3,800     Central Louisiana Electric                                 99,750
    4,200     South Jersey Industries                                    89,775
    3,700     WPS Resources Corp                                         96,200
                                                                 --------------
                                                                        375,500
                                                                 --------------

              Total Common Stocks
              (Cost $4,784,166)                                       5,223,237
                                                                 --------------

U.S. GOVERNMENT SECURITIES (8.98%)
U.S. TREASURY BONDS (5.32%)
  400,000     U.S. T-Bond, 7.25%, 5/15/16                               402,168
  205,000     U.S. T- Bond, 8.875%, 2/15/19                             241,617
                                                                 --------------
                                                                        643,785
                                                                 --------------

U.S. TREASURY NOTES (3.66%)
  440,000     U.S. T-Note, 6.875%, 3/31/00                              443,005
                                                                 --------------

              Total Government Securities
              (Cost $1,089,768)                                       1,086,790
                                                                 --------------

CORPORATE BONDS (14.32%)
  150,000     Ford Capital BV, 10.125%, 11/15/00                        164,436
  170,000     GMAC, 8.875%, 6/1/10                                      189,338
  210,000     Hubco, Inc., 7.75%, 1/15/04                               206,182
  250,000     Hydro-Quebec, 8.25%, 1/15/27                              255,938
  250,000     Lehman Brothers, 8.05%, 1/15/19                           250,688
  242,000     Manitoba, 7.75%, 7/17/16                                  243,890
  261,250     Naples, City of, Italy, 7.52%, 7/15/06                    261,516
  150,000     Nova Scotia, 8.25%, 11/15/19                              160,313
                                                                 --------------

              Total Corporate Bonds
              (Cost $1,767,978)                                       1,732,301
                                                                 --------------


See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (16.35%)
  205,000     Berry Creek Met Dist, Co., 6.65%, 12/01/01              $ 196,800
  240,000     Cohasset, Mn, Taxable-Tax Increment Series B,
                    7.40%, 6/01/04                                      231,300
  195,000     Fulton, Mo, 7.60%, 7/01/11                                194,126
  200,000     Longview, Tx Economic Dev, 8.25%, 9/15/07                 208,430
  200,000     New Orleans, La Housing Development, 8.00%, 12/01/03      198,600
  155,000     Northwest Nazarene College, Id, 6.75%, 11/01/99           153,644
  136,831     Oregon Department of Transportation, 9.00%, 6/15/00       142,979
  250,000     Portland, Or Multifamily Housing, 7.63%, 12/01/01         239,688
  100,000     Texas St. G.O. Taxable, 8.70%, 12/01/09                   109,750
  300,000     Volusia County, Fl, 7.40%, 6/01/03                        302,319
                                                                 --------------

              Total Municipal Bonds
              (Cost $1,993,327)                                       1,977,636
                                                                 --------------

MORTGAGE-BACKED SECURITIES (15.55%)
COLLATERALIZED MORTGAGE OBLIGATIONS (10.68%)
  138,128     Chase Mtge. Finance Corp, 5.75%, 4/25/09                  135,514
    8,976     Citicorp Mtge. Sec. 1987-13 a3, 9.35%, 6/1/10               8,873
  175,000     Collateralized Mtge. SEC Corp., 7.00%, 9/20/21            164,260
   55,405     FHLMC 91 Series 188 Class F, 7.50%, 5/15/20                55,475
   66,346     FNMA 1991-8 E, 7.50%, 6/25/17                              66,328
  141,454     Green Tree Acceptance 1987B Class A, 9.55%, 5/15/07       146,322
  156,234     Housing Securities, Inc 1992-F F11, p/o,
                    9.06%, 11/25/07**                                   112,831
  195,812     Housing Securities, Inc 1993-E, E-14, p/o,
                    10.33%, 9/25/08**                                   138,743
  134,398     Kidder Peabody Mtge Asset Trust Class 5G,
                    8.45%, 5/20/18                                      133,810
   17,088     Prudential Home Mortgage Sec, 7.50%, 5/25/22               17,069
   93,237     Residential Funding Mtg Sec. I Series 1993-S7
                    Class A6, 7.15%, 2/25/08                             93,142
   41,932     Resolution Trust Corp. Series 1992-17 Class A1,
                    Variable Rate, 8.86%, 12/25/20*                      41,997
  262,076     Salomon Mortgage Sec. VII, p/o, 2/25/25, 10.609%**        177,423
                                                                 --------------
                                                                      1,291,787
                                                                 --------------

FHLMC MORTGAGE-BACKED POOLS (0.36%)
   43,234     FHLMC #A00851, 8.50%, 12/1/19                              44,252

GNMA MORTGAGE-BACKED POOLS (4.51%)
  141,707     GNMA #305975, 9.00%, 7/15/21                              147,939
   65,669     GNMA #318184, 8.50%, 11/15/21                              67,214
   88,156     GNMA #359600, 7.50%, 7/15/23                               86,365
  248,437     GNMA Pool #376218, 7.50%, 8/15/25                         243,538
                                                                 --------------
                                                                        545,056
                                                                 --------------

              Total Mortgage-Backed Securities
              (Cost $1,878,456)                                       1,881,095
                                                                 --------------


* Denotes a floating rate investment with interest rate as of March 31, 1997. ** Interest presented for p/o bond equates effective yield at date of purchase.

See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS (2.13%)
COMMERCIAL PAPER (2.12%)
  257,000     Merrill Lynch Commercial Paper, 4/1/97                  $ 257,000

MONEY MARKET MUTUAL FUNDS (0.01%)
      404     Norwest Cash Investment Fund, 5.10%                           404
                                                                 --------------

              Total Cash Equivalents
              Cost ($257,359)                                           257,404
                                                                 --------------

              TOTAL INVESTMENTS IN SECURITIES (100.50%)
              (Cost $11,771,054)                                     12,158,463

              Other Assets and Liabilities, Net (-0.50%)                (60,285)
                                                                 --------------

              NET ASSETS 100.0%                                     $12,098,178
                                                                 ==============























Based on the cost of investments of $11,771,054 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $717,091 the aggregate gross unrealized depreciation was $329,682 and the net unrealized appreciation was $387,409

See notes to financial statements.

                             FIXED INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (34.40%)
GOVERNMENT AGENCIES (2.81%)
  250,000     FNMA Medium-Term Note, 6.59%, 5/24/01                   $ 247,483
                                                                 --------------

U.S. TREASURY BONDS (11.60%)
  525,000     U.S. T-Bond, 7.25%, 5/15/16                               527,845
  450,000     U.S. T-Bond, 8.13%, 5/15/21                               495,320
                                                                 --------------
                                                                      1,023,165
                                                                 --------------

U.S. TREASURY NOTES (19.99%)
  200,000     U.S. T-Note, 6.25%, 2/15/03                               194,691
  550,000     U.S. T-Note, 6.88%, 3/31/00                               553,757
  250,000     U.S. T-Note, 7.88%, 8/15/01                               260,495
  250,000     U.S. T-Note, 5.00%, 12/15/99                              243,810
  350,000     U.S. T-Note, 6.50%, 5/15/05                               340,932
  175,000     U.S. T-Note, 5.75%, 10/31/00                              169,874
                                                                 --------------
                                                                      1,763,559
                                                                 --------------
              Total Government Securities
              (Cost $3,115,062)                                       3,034,207
                                                                 --------------

CORPORATE BONDS (20.59%)
  225,000     Analog Devices, 6.63%, 3/01/00                            220,831
  350,000     GMAC, 8.88%, 6/1/10                                       389,813
  160,000     Hubco, Inc., 7.75% 1/15/04                                157,091
  220,000     Lehman Brothers, 8.05%, 1/15/19                           220,605
  315,000     Manitoba, 7.75%, 7/17/16                                  317,460
  237,500     Naples, City of, Italy, 7.52%, 7/15/06                    237,742
  255,000     Nova Scotia, 8.25%, 11/15/19                              272,531
                                                                 --------------
              Total Corporate Bonds
              (Cost $1,855,395)                                       1,816,073
                                                                 --------------

TAXABLE MUNICIPAL BONDS (18.32%)
  220,000     Berry Creek Met Dist, Co, 6.85%, 12/01/02                 210,100
  120,000     Cottonwood County, Mn, 7.30%, 2/01/00                     119,550
  105,000     Iowa Lakes Community College, 7.70%, 6/01/04              106,246
  100,000     Kirkwood Community College, 7.65%, 6/01/01                101,507
  136,831     Oregon Department of Transportation, 9.00%, 6/15/00       142,979
  225,000     Portland, Or Multifamily Housing, 7.63%, 12.01/01         215,719
  350,000     San Antonio, Tx Cert Oblig Taxable, 6.65%, 8/01/09        319,729
  165,000     St. Paul, Mn Port. Authority, 6.65%, 9/01/99              163,763
   75,000     Texas St. G.O. Taxable, 8.70%, 12/1/09                     82,313
  155,000     Washington State Housing Antioch University,
                         7.55%, 1/01/03                                 154,685
                                                                 --------------

              Total Municipal Bonds
              (Cost 1,644,410)                                        1,616,591
                                                                 --------------

See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (23.98%)
COLLATERALIZED MORTGAGE OBLIGATIONS (11.10%)
    8,357     Citicorp Mortgage Securities 1987-13, 9.35% 6/1/10     $    8,261
  240,712     Countrywide Funding Corp 1994-9 A2, 6.50%, 5/25/24        235,448
  215,000     FHLMC Series 1561 Class TA, p/o, 9.24%, 8/15/08*          110,959
   61,432     FHLMC 91 Series 188 Class F, 7.50%, 5/15/20                61,509
   24,100     FNMA Series 1991 Class E, 8.50%, 4/25/05                   24,191
   63,508     FNMA 1991-91A, p/o, 7.73%, 7/25/98*                        59,005
  126,488     GE Cap Mtge. Serv. 1994-1 A1, 5.70%, 1/25/24              124,892
  135,533     Housing Securities, Inc. 1993-C C3, p/o,
                    9.24%, 5/25/08*                                      97,855
  184,728     Housing Securities, Inc 1993-E E-14, p/o,
                    10.33%, 9/25/08*                                    130,889
   20,322     Prudential Home Mort Securities, 1992-6 Class A3,
                    7.00%, 4/25/99                                       20,252
   17,088     Prudential Home Mort Securities, 7.50%, 5/25/22            17,069
  131,038     Salomon Mortgage Sec. VII, p/o, 10.61%, 2/25/25*           88,711
                                                                 --------------
                                                                        979,041
                                                                 --------------

FHLMC MORTGAGE-BACKED POOLS (1.12%)
   96,245     FHLMC #C00126, 8.50%, 6/1/22                               98,529
                                                                 --------------

GNMA MORTGAGE-BACKED POOLS (11.76%)
  176,754     GNMA #315929, 9.0%, 6/15/22                               185,040
  235,438     GNMA #341681, 8.5%, 1/15/23                               241,124
  322,420     GNMA #354189, 7.5%, 5/01/23                               316,855
  300,991     GNMA Pool, #376218, 7.50%, 8/15/25                        295,055
                                                                 --------------
                                                                      1,038,074
                                                                 --------------

              Total Mortgage-Backed Securities
              (Cost $2,152,145)                                       2,115,644
                                                                 --------------

CASH EQUIVALENTS (1.93%)
COMMERCIAL PAPER (1.92%)
  170,000     Merrill Lynch Commercial Paper, 4/1/97                    170,000

MONEY MARKET MUTUAL FUNDS (0.01%)
      658     Norwest Cash Investment Fund, 5.10%                           658
                                                                 --------------

              Total Cash Equivalents
              Cost ($170,626)                                           170,658
                                                                 --------------
              TOTAL INVESTMENTS IN SECURITIES (99.22%)
              (Cost $8,937,638)                                       8,753,173

              Other Assets and Liabilities, Net (.78%)                   68,987
                                                                 --------------
              NET ASSETS 100.0%                                      $8,822,160
                                                                 ==============

* Interest presented for p/o bond equates effective yield at date of purchase. Based on the cost of investments of $8,937,638 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $32,453, the aggregate gross unrealized depreciation was $216,918 and the net unrealized depreciation was $184,465.

See notes to financial statements.

                         SHORT TERM GOVERNMENT PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (56.84%)
GOVERNMENT AGENCIES (48.73%)
  550,000     Federal Agricultural Mtge. MTN, 6.69%, 2/10/00         $  548,807
  200,000     Federal Farm Credit Inverse Floater, 5.04%, 7/28/97*      197,996
  150,000     Federal Home Loan Bank, 5.60%, 4/16/97                    149,991
   50,000     FFCB Structured Note, 4.65%, 3/2/98                        49,303
  250,000     FHLMC, 7.66%, 3/2/00                                      252,935
  150,000     FNMA, 6.05%, 1/12/98                                      149,835
   50,000     Government Export Trust, 4.85%, 11/01/97                   49,911
   51,142     Govt TR Cert. Israel, 9.25%, 11/15/01                      53,886
   73,521     Greece Trust, 8.00%, 5/15/98                               74,249
  500,000     SLMA 7.50%, 3/08/00                                       509,530
  100,000     SLMA Floater, 4.65%, 6/1/98*                               98,146
                                                                 --------------
                                                                      2,134,589
                                                                 --------------

U.S. TREASURY NOTES (2.30%)
  100,000     U.S. T-Note, 6.88%, 3/31/00                               100,683
                                                                 --------------

U.S. TREASURY BILLS (5.81%)
  255,000     Farmer Mac Discount Note, 4/09/97                         254,686
                                                                 --------------

              Total Government Securities
              (Cost $2,496,029)                                       2,489,958
                                                                 --------------

CORPORATE BONDS (9.63%)
  205,000     Associates Corp. MTN, 5.55%, 7/15/98                      202,573
   45,000     Becton Dickinson, 8.80%, 3/01/01                           47,475
  102,000     Ford Motor Credit Corp., 8.875%, 6/15/99                  106,335
   65,000     Lehman Brother MTN, 8.05%, 1/15/19                         65,179
                                                                 --------------

              Total Corporate Bonds
              (Cost $435,700)                                           421,562
                                                                 --------------

TAXABLE MUNICIPAL BONDS (3.50%)
 130,000      Berry Creek Met Dist., 6.35%, 12/1/99                     127,888
  25,000      Broken Arrow, Oklahoma, 7.50%, 11/01/98                    25,343
                                                                 --------------

              Total Municipal Bonds
              (Cost $153,215)                                           153,231
                                                                 --------------







* Denotes a floating rate investment with interest rate as of March 31, 1997.

See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (18.18%)
COLLATERALIZED MORTGAGE OBLIGATIONS (17.42%)
  130,214     FHLMC 1250F, 7.00%, 4/15/19                            $  130,142
   51,445     FHLMC 1299N, p/o, 7.476%, 6/15/97*                         51,006
   36,264     FNMA 1990 104G CMO, 9.00%, 5/25/03                         36,188
  150,000     FNMA 1991-137 G, 8.30%, 6/25/20                           151,964
  122,208     Green Tree 1993-3 A3, 5.20%, 10/15/18                     121,873
  142,634     Housing Securities 1992-EA A6, p/o, 9.13%, 10/25/07*      103,377
   81,000     Nations Bank Credit Card Master Trust Ser 1995-1
                    Class A, 6.45%, 4/15/03                              79,219
   89,000     Standard Credit Card Master, 6.75%, 6/7/00                 89,417
                                                                 --------------
                                                                        763,186
                                                                 --------------

FHLMC MORTGAGE BACKED POOLS (0.76%)
   34,257     FHLMC Pool #E5364, 6.00%, 11/01/03                         33,323
                                                                 --------------

              Total Mortgage Backed Securities
              (Cost $799,559)                                           796,509
                                                                 --------------

CASH EQUIVALENTS (11.51%)
CERTIFICATES OF DEPOSIT (2.92%)
  100,000     Manufacturers and Traders Bank CD, 5.65%, 3/4/03           95,181
   33,000     MBNA Certificate of Deposit, 5.75%, 4/24/98                32,706
                                                                 --------------
                                                                        127,887
                                                                 --------------

COMMERCIAL PAPER (7.58%)
  158,000     USASMA (SLMA LOC) Commercial Paper, 4/23/97               157,464
  175,000     USASMA (SLMA LOC) Commercial Paper, 4/11/97               174,730
                                                                 --------------
                                                                        332,194
                                                                 --------------

MONEY MARKET MUTUAL FUNDS (1.01%)
   43,941     Norwest U.S. Government Fund, 5.11%                        43,941
                                                                 --------------

              Total Cash Equivalents
              (Cost $502,429)                                           504,022
                                                                 --------------

              TOTAL INVESTMENTS IN SECURITIES (99.66%)
              (Cost $4,386,932)                                      $4,365,282

              Other Assets and Liabilities, Net (.34%)                   15,057
                                                                 --------------

              NET ASSETS 100.0%                                      $4,380,339
                                                                 ==============

* Interest presented for p/o bond equates effective yield at date of purchase. Based on the cost of investments of $4,386,932 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $8,058, the aggregate gross unrealized depreciation was $29,708 and the net unrealized depreciation was $21,650.

See notes to financial statements.

                          PRIME MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

   SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (22.56%)
GOVERNMENT AGENCIES (11.54%)
  120,000     Federal Home Loan Bank, 5.94%, 6/06/97                  $ 120,054
  195,000     Federal Home Loan Bank, 6.35%, 6/02/97                    195,222
  250,000     HUD GTD 92A Providence, RI (Taxable), 6.28%, 8/01/97      250,608
                                                                 --------------
                                                                        565,884
                                                                 --------------

U.S. Treasury Bills (11.02%)
  200,000     FHLB Discount Note, 10/08/97                              194,386
  200,000     FHLB Discount Note, 7/25/97                               196,639
  150,000     FNMA Discount Note, 4/08/97                               149,845
                                                                 --------------
                                                                        540,870
                                                                 --------------

              Total U.S. Government Securities
              (Cost $1,106,754)                                       1,106,754
                                                                 --------------

CORPORATE BONDS (21.57%)
  175,000     American General Finance Corp., 7.15%, 5/15/97            175,268
  100,000     Eastman Kodak, 8.55%, 5/01/97                             100,213
  125,000     Ford Motor Credit, 6.80%, 8/15/97                         125,434
  100,000     J.C. Penney & Co., 10.00%, 10/15/97                       102,165
  145,000     Morgan Stanley Group Inc., 9.25%, 3/01/98                 149,058
   50,000     National Rural Utility Corp., 9.50%, 5/15/97               50,209
  200,000     Pepsico Inc., 6.13%, 1/15/98                              200,411
  155,000     Waste Management, 6.38%, 7/01/97                          155,112
                                                                 --------------

              Total Corporate Bonds
              (Cost $ 1,057,870)                                      1,057,870
                                                                 --------------

TAXABLE MUNICIPAL BONDS (10.21%)
  200,000     Dade Cnty, Fl Expressway Authority,
                    Variable Rate, 5.65%, 7/01/97*                      200,000
   50,000     Fairfax County, VA RHA, 5.75%, 6/15/97                     50,000
  185,000     Montgomery County, Tx Hosp Dist, 9.35%, 4/01/97           186,395
   65,000     Suffolk County, NY, 4.75%, 11/01/97                        64,448
                                                                 --------------

              Total Taxable Municipal Bonds
              (Cost $500,843)                                           500,843
                                                                 --------------

MORTGAGE BACKED SECURITIES (1.46%)
   70,816     FNMA Pool #50345, 9.50%, 9/01/97
              (Cost $ 71,479)                                            71,479
                                                                 --------------






* Denotes a floating rate investment with interest rate as of March 31, 1997.

See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1997

  SHARE/
 PAR VALUE    DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------
CASH EQUIVALENTS (43.85%)
COMMERCIAL PAPER (19.04%)
  245,000     Bell Atlantic Commercial Paper, 4/02/97                 $ 244,964
  200,000     Cargill Commercial Paper, 4/07/97                         199,808
  245,000     Merrill Lynch Commercial Paper, 4/1/97                    245,000
  245,000     USA SMS (SLMA LOC) Commercial Paper, 4/21/97              244,275
                                                                 --------------
                                                                        934,047
                                                                 --------------

REPURCHASE AGREEMENTS (24.81%)
1,216,950     Merrill Lynch LMS Repuchase Agreement,
                    6.49%, 4/01/97*                                   1,216,950
                                                                 --------------

              Total Cash Equivalents
              (Cost 2,150,997)                                        2,150,997
                                                                 --------------

              TOTAL INVESTMENTS IN SECURITIES (99.65%)
              (Cost $4,887,943)                                       4,887,943

              Other Assets and Liabilities, Net (.35%)                   16,994
                                                                 --------------

              NET ASSETS 100.00%                                     $4,904,937
                                                                 ==============






















*The market value of the security collateralizing this repurchase agreement (including accrued interest) is in excess of 102% of the resale price, and will not be less than 100% of the resale price over the term of the agreement. At March 31, 1997, the repurchase agreement was collateralized by a mortgage-backed security with a market value of $1,243,694.

See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997


                                                                    TOTAL         FIXED      SHORT-TERM  PRIME MONEY
                                                      EQUITY        RETURN        INCOME     GOVERNMENT     MARKET
                                                     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in Securities at Value
   (Cost $14,656,589, $11,771,054, $8,937,638,
   $4,386,932, and $4,887,943, respectively)       $ 16,317,278  $ 12,158,463  $ 8,753,173  $ 4,365,282  $ 4,887,943**
Dividends & Interest Receivable                          27,001       107,009      126,847       41,225       43,282
Investment Securities Sold                            2,564,232             0            0            0            0
                                                   -----------------------------------------------------------------
Total Assets                                         18,908,511    12,265,472    8,880,020    4,406,507    4,931,225

LIABILITIES:
Income Distribution Payable                              98,005       144,903       45,655       20,412       20,187
Investment Securities Purchased                              --            --           --           --           --
Capital Shares Redeemed                               2,000,000            --           --           --           --
Accrued  Operating  Expenses and
 Other Liabilities                                       33,266        22,391       12,205        5,756        6,101
                                                   -----------------------------------------------------------------
Total Liabilities                                     2,131,271       167,294       57,860       26,168       26,288
                                                   -----------------------------------------------------------------
NET ASSETS                                         $ 16,777,240  $ 12,098,178  $ 8,822,160  $ 4,380,339  $ 4,904,937
                                                   =================================================================

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of
 shares over amounts paid on redemptions
 of shares                                         $ 14,031,433  $ 10,886,707  $ 8,910,107  $ 4,431,023  $ 4,904,887
Undistributed net realized gain (loss)                1,083,958       821,513       74,863      (29,307)          50
Unrealized appreciation (depreciation)                1,660,689       387,409     (184,465)     (21,650)          --
Undistributed net investment income                       1,160         2,549       20,655          273           --
                                                   -----------------------------------------------------------------
Net assets applicable to shares outstanding        $ 16,777,240  $ 12,098,178  $ 8,822,160  $ 4,380,339  $ 4,904,937
                                                   =================================================================

PRICING OF INITIAL SHARES
Net  assets applicable to Initial
 Shares outstanding                                $  3,541,358  $    611,904  $   746,665  $    20,068
                                                   ====================================================

Shares outstanding, $ .001 par value*                   304,652        58,178       75,568        2,063
                                                   ====================================================

Net asset value, offering price and redemption
 price (subject to contingent deferred sales
 charge) per Initial Shares                        $     11.624  $     10.518  $     9.881  $     9.728
                                                   ====================================================

PRICING OF SELECT SHARES
Net assets applicable to Select Shares outstanding $ 13,235,882  $ 11,486,274  $ 8,075,495 $  4,360,271  $ 4,904,937
                                                   =================================================================

Shares outstanding, $ .001 par value*                 1,140,059     1,116,960      825,564      441,856    4,904,937
                                                   =================================================================

Net asset value, offering price and redemption
 price per Select Shares                           $     11.610  $     10.284  $     9.782 $      9.868  $     1.000
                                                   =================================================================


  * Shares outstanding reflect rounding to the nearest whole share.
**Includes repurchase agreement of $1,216,950.
See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1997


                                                              TOTAL        FIXED   SHORT-TERM  PRIME MONEY
                                                   EQUITY     RETURN      INCOME   GOVERNMENT    MARKET
                                                 PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------------------------------------------
 INCOME:
   Interest Income                             $   335,107  $   795,794  $ 661,015  $ 294,046  $ 204,526
   Dividend Income                                 694,426      267,990         --         --         --
                                               ---------------------------------------------------------
Total Income                                     1,029,533    1,063,784    661,015    294,046    204,526

EXPENSES:
   Sub-Advisory Fees-IMG                            98,482       79,180     40,739     19,484      8,475
   Advisory Fees-CVC                                22,903       18,414      9,474      4,531      1,842
   Administration Fee                               57,256       46,035     23,687     11,328      9,211
   Distribution Fee-Initial Shares                  28,125       12,900      7,289        953         --
   Fund Accounting/Custody Fee                      34,353       27,621      9,474      4,531      3,684
   Transfer Agent Fee                               11,451        9,207      4,737      2,266      1,842
   Other Expenses                                   22,902       18,414      9,474      4,531      3,684
                                               ---------------------------------------------------------
Total Expenses                                     275,472      211,771    104,874     47,624     28,738
                                               ---------------------------------------------------------

NET INVESTMENT INCOME                              754,061      852,013    556,141    246,422    175,788

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   Net Realized Gain (Loss) on Investments       2,726,997    1,497,988     75,196     (2,412)      (83)
   Net Change in Unrealized Appreciation        (1,737,112)  (1,188,703)  (230,819)   (34,784)       --
                                               ---------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                     989,885      309,285   (155,623)   (37,196)      (83)
                                               ---------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS     $ 1,743,946  $ 1,161,298  $ 400,518  $ 209,226  $ 175,705
                                               =========================================================



See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE YEARS ENDED MARCH 31, 1997 AND 1996


                                                                                     TOTAL                     FIXED
                                                        EQUITY                      RETURN                     INCOME
                                                       PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                                  1997          1996          1997          1996          1997         1996
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net Investment Income                   $    754,061  $    630,786  $    852,013  $    885,471  $    556,141  $    548,209
    Net Realized Gain (Loss) on Investments    2,726,997     1,370,44      1,497,988       774,602        75,196        99,565
    Net Change in Unrealized Appreciation
    (Depreciation)                            (1,737,112)    2,508,254    (1,188,703)    1,368,714      (230,819)      245,203
                                            -----------------------------------------------------------------------------------
Increase in Net Assets from Operations         1,743,946     4,509,488     1,161,298     3,028,787       400,518       892,976
                                            -----------------------------------------------------------------------------------

Distributions:
    Dividend Distributions Paid
       Initial Shares                            166,679       145,991        97,802       130,387        73,225        97,005
       Select Shares                             588,825       482,975       758,686       752,055       465,673       447,900
    Capital Gain Distribution Paid
       Initial Shares                            476,157       132,107       103,385        28,764         3,724             0
       Select Shares                           1,895,734       361,786       902,900       147,053        24,401             0
                                            -----------------------------------------------------------------------------------
    Total Distributions                        3,127,395     1,122,859     1,862,773     1,058,259       567,023       544,905
                                            -----------------------------------------------------------------------------------

Capital Share Transactions
    Sales-         Initial Shares              1,899,240     1,973,830       900,813       794,383     1,539,778       864,965
                   Select Shares               2,697,586     2,772,570     1,725,766     1,698,714       418,401       345,520
    Reinvestments- Initial Shares                634,196       260,543       218,994       168,974        78,780        98,380
                   Select Shares               2,549,173       793,866     1,714,583       886,410       474,980       460,835
    Exchanges-     Initial Shares                      0       (76,000)            0        (1,154)       37,459       (18,409)
                   Select Shares                       0        81,620             0         5,729             0        20,060
    Redemptions-   Initial Shares             (5,172,074)   (1,093,665)   (3,932,334)   (1,580,664)   (2,762,269)     (440,459)
                   Select Shares              (8,902,266)   (1,244,635)   (8,791,416)     (690,807)     (360,857)     (109,325)
                                            -----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from
    Capital Share Transactions                (6,294,145)    3,468,129    (8,163,594)    1,281,585      (573,728)    1,221,567
                                            -----------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets       (7,677,594)    6,854,758    (8,865,069)    3,252,113      (740,233)    1,569,638

Net Assets:
    Beginning of Period                       24,454,834    17,600,076    20,963,247    17,711,134     9,562,393     7,992,755
                                            -----------------------------------------------------------------------------------
    End of Period                           $ 16,777,240  $ 24,454,834  $ 12,098,178  $ 20,963,247  $  8,822,160  $  9,562,393
                                            ===================================================================================

Undistributed net investment
    income at end of period                 $      2,738  $      4,181  $      3,207  $      7,682  $      1,153  $      3,964
                                            ===================================================================================


See notes to financial statements.

                   FOR THE YEARS ENDED MARCH 31, 1997 AND 1996

                                                                     SHORT-TERM                        PRIME
                                                                     GOVERNMENT                    MONEY MARKET
                                                                      PORTFOLIO                      PORTFOLIO
                                                                 1997          1996             1997            1996
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net Investment Income                                  $    246,422   $    246,726   $    175,788   $     282,381
    Net Realized Gain (Loss) on Investments                      (2,412)         1,847            (83)            604
    Net Change in Unrealized Appreciation (Depreciation)        (34,784)        66,868              0               0
                                                           -----------------------------------------------------------
    Increase in Net Assets from Operations                      209,226        315,441        175,705         282,985
                                                           -----------------------------------------------------------
    DISTRIBUTIONS:
    Dividend  Distributions Paid
       Initial Shares                                             9,518         12,082              0               0
       Select Shares                                            238,478        233,160        175,654         282,381
    Capital Gain Distribution Paid
       Initial Shares                                                 0              0              0               0
       Select Shares                                                  0              0              0             604
                                                           -----------------------------------------------------------
    Total Distributions                                         247,996        245,242        175,654         282,985
                                                           -----------------------------------------------------------

    CAPITAL SHARE TRANSACTIONS
    Sales-           Initial Shares                              16,340         12,133              0               0
                     Select Shares                              333,003        313,123      6,384,369       3,986,258
    Reinvestments-   Initial Shares                              10,303         12,200              0               0
                     Select Shares                              229,052        228,316        168,954         294,280
    Net Exchanges-   Initial Shares                                   0           (667)             0               0
                     Select Shares                                    0              0        (37,459)        (11,180)
    Redemptions-     Initial Shares                            (243,437)        (2,071)             0               0
                     Select Shares                             (447,064)      (105,664)    (5,248,424)     (6,154,280)
                                                           -----------------------------------------------------------
    Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 (101,803)       457,370      1,267,440      (1,884,922)
                                                           -----------------------------------------------------------

    TOTAL INCREASE (DECREASE) IN NET ASSETS                    (140,573)       527,569      1,267,491      (1,884,922)

    NET ASSETS:
       Beginning of Period                                    4,520,912      3,993,343      3,637,446       5,522,368
                                                           -----------------------------------------------------------
       End of Period                                       $  4,380,339   $  4,520,912   $  4,904,937   $   3,637,446
                                                           ===========================================================
       Undistributed net investment
         income at end of period                           $        350   $      1,924   $          0   $           0
                                                           ===========================================================


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Capital Value Fund, Inc. (the Fund) was incorporated on October 7, 1992 and capitalized on May 6, 1993. The Fund is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified open-end management investment company issuing its shares in five series, each series representing a diversified portfolio with distinct investment objectives and policies. The Equity Portfolio seeks capital appreciation in a manner consistent with the preservation of capital through a diversified portfolio of common stocks and other equity-type securities. The Total Return Portfolio seeks a high total return from capital appreciation and current income, consistent with the preservation of capital, through a diversified portfolio of common stocks, other equity-type securities, bonds and money market instruments. The Fixed Income Portfolio seeks to provide a high level of income consistent with the preservation of capital and prudent investment risk through a diversified portfolio of marketable U.S. government and corporate debt securities. The Short-Term Government Portfolio seeks a high level of current income, consistent with minimum fluctuations in principal value, from investments primarily in U.S. government securities. The Prime Money Market Portfolio seeks preservation of capital, liquidity, and consistent with these objectives, the highest current income, through a diversified portfolio of high quality debt obligations with maturities of 397 days or less, issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements thereon, and corporate debt securities including commercial paper.

     The shares of each portfolio, except Prime Money Market Portfolio, are divided into Initial Shares and Select Shares. The Initial Shares of a portfolio may be purchased directly and may be subject to a CDSC charge if redeemed with in six years. Select Shares are only available through conversion of Initial Shares after eight years, except for limited direct sales as defined in the prospectus. Each class of shares has equal rights as to earnings, assets and voting privileges except that the Initial Share Class pays distribution expenses. Each class of shares has exclusive voting rights with respect to matters that effect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Equity securities are valued at the last sales price on the national securities exchange. Fixed Income securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of Fixed Income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Portfolio Manager. Fixed Income securities in a portfolio having maturities of 60 days or less are valued by the amortized cost method.

     The Fund seeks to maintain a $1.00 per share net asset value for the Prime Money Market Portfolio and has adopted certain investment portfolio valuation and dividend and distribution policies to enable it to do so.

     SECURITY TRANSACTIONS

     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     INVESTMENT INCOME

     Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

     DISTRIBUTION OF INCOME AND GAINS

     Any dividends from the net income of the Fixed Income and Short-Term Government Portfolios will be distributed monthly, and any dividend from the net income of the Equity and Total Return Portfolios will be distributed quarterly. The Prime Money Market Portfolio declares daily and pays monthly dividends from net investment income. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over.

     FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the funds. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. For federal income tax purposes, the Short-Term Government Portfolio has a capital loss carry-over at March 31, 1997 of $29,393 expiring in 2004 and 2005 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carry-over has been offset or expires.

2.   TRANSACTIONS WITH AFFILIATES

     FEES AND EXPENSES

     The Fund has entered into an investment advisory agreement with Capital Value Corporation, (the Advisor), which, in turn, has entered into a sub-advisory agreement with Investors Management Group, (the Sub-Advisor), for management of each portfolio's assets. The annual fees for such services are 0.53 percent of the average daily net assets of the Equity, Total Return, Fixed Income, and Short-Term Government Portfolios and 0.28 percent of the average daily net assets of the Prime Money Market Portfolio.

     The Fund will also pay the  Sub-Advisor  annually  the lesser of $24,000 or
     0.15 percent of the average daily net assets of each of the Equity and Total Return Portfolios or 0.10 percent of the average daily net assets of each of the Fixed Income and Short-Term Government Portfolios for fund accounting services. The annual fee for the Prime Money Market Portfolio is the lesser of $18,000 or 0.10 percent of the daily net assets of the portfolio. This fee is for fund accounting and custodial services, however, custodial fees are not limited. The Sub-Advisor will also be paid annually
     0.05 percent of the average daily net assets of each portfolio for services of Transfer and Dividend Disbursing Agent.

     The Fund has also entered into an administrative services agreement with the Advisor to provide certain information and administrative services to the Fund. The annual fees for such services are not to exceed 0.25 percent of average daily net assets of the portfolios of the Fund.

     In addition, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses; registration fees; printing and shareholder reports; transfer agent fees and expenses, legal, auditing, and accounting services; insurance; interest; and other miscellaneous expenses.

     DISTRIBUTION PLAN

     The Fund has entered into a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with IMG Financial Services, Inc., (the Distributor), for the marketing and distribution of the initial shares of the Fund. The fees for such services are 0.50 percent of the average daily net assets of the Initial Shares class of each portfolio, except the Prime Money Market Portfolio for which the Distributor receives no fees.

     RELATED SHAREHOLDERS

     IASD Health Services Corp., IASD Health Services Savings and Investment Plan and Investors Management Group 401K/ESOP and Money Purchase Plan are all shareholders of the Fund as of March 31, 1997. A breakdown of each of their holdings is listed below.

     IASD Health Services Corp.                                 SELECT SHARES
         Equity Portfolio                                          535,824
         Total Return Portfolio                                    740,364
         Fixed Income Portfolio                                    756,883
         Short-Term Government Portfolio                           367,962
         Prime Money Market Portfolio                            1,558,771

     IASD Health Services Savings and Investment Plan
         Equity Portfolio                                          530,338
         Total Return Portfolio                                    362,871
         Fixed Income Portfolio                                     57,955
         Short-Term Government Portfolio                            60,155
         Prime Money Market Portfolio                            1,843,159

     IMG 401K/ESOP and Money Purchase Plan
         Equity Portfolio                                           70,842
         Total Return Portfolio                                     18,260
         Fixed Income Portfolio                                      8,304
         Short-term Government Portfolio                               123

3.   INVESTMENT TRANSACTIONS

     Investment  transactions  for the  period  ended  March  31,  1997,  are as follows:
_______________________________________________________________________________
|                                                                              |
|                                             FIXED     SHORT-TERM      PRIME  |
|                      EQUITY   TOTAL RETURN  INCOME    GOVERNMENT MONEY MARKET|
|                     PORTFOLIO    PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO |
|______________________________________________________________________________|
|Purchases           $11,935,660   6,934,352  5,007,176    697,661  290,811,282|
|______________________________________________________________________________|
|Proceeds from sales $21,732,915  16,374,568  5,769,807  1,518,363  289,586,836|
|______________________________________________________________________________|


4.   CAPITAL TRANSACTIONS

     Contingent Deferred Sales Charge

     The Fund may impose a contingent deferred sales charge against the original purchase price of all Initial Shares except those acquired by reinvestment of dividends. There is no charge upon redemption of any share appreciation or reinvested dividends on Initial Shares, or redemption of any Select Shares.

     For Equity, Total Return, Fixed Income, and Short-Term Government, contingent deferred sales charges of $6,339, $1,053, $14,340, and $205 respectfully, were collected by the distributor for the year ended March 31, 1997.

4.   CAPITAL TRANSACTIONS, Cont.

     SHARE ACTIVITY

     The following tables summarize the activity in each class of capital shares of the Portfolios:

                                         EQUITY               TOTAL RETURN          FIXED INCOME
INITIAL  SHARES                         PORTFOLIO               PORTFOLIO             PORTFOLIO
---------------                         ---------             ------------          ------------
For the years ended
March 31, 1997, 1996:                1997       1996         1997      1996         1997      1996

Shares sold                        151,845    171,419       80,000     73,861      153,339    85,630
Shares issued in reinvest-
   ment of dividends                53,119     21,443       19,845     15,528        7,883     9,677
Shares exchanged                         0     (5,901)           0        (50)       3,805    (1,779)
Shares redeemed                   (407,649)   (93,542)    (346,105)  (153,532)    (273,506)  (43,016)
                                  -------------------------------------------------------------------
Net increase/decrease from
   capital share transactions     (202,685)    93,419     (246,260)   (64,193)    (108,479)   50,512
                                  ===================================================================

                                         EQUITY               TOTAL RETURN          FIXED INCOME
SELECT  SHARES                          PORTFOLIO               PORTFOLIO             PORTFOLIO
For the years ended
March 31, 1997, 1996:               1997        1996         1997      1996          1997      1996

Shares sold                        218,361    228,877      158,085    155,831       42,195    33,954
Shares issued in reinvest-
   ment of dividends               214,408     65,708      159,285     82,591       47,857    45,806
Shares exchanged                         0      6,407            0        497            0     1,960
Shares redeemed                   (733,876)  (105,396)    (783,048)   (64,171)     (36,220)  (10,794)
                                  -------------------------------------------------------------------
Net increase/decrease from
   capital share transactions     (301,107)   195,596     (465,678)   174,748       53,832    70,926
                                  ===================================================================


4.   CAPITAL TRANSACTIONS, Cont.

     SHARE ACTIVITY

     The following tables summarize the activity in each class of capital shares of the Portfolios:

                                        SHORT-TERM
                                        GOVERNMENT
INITIAL SHARES                           PORTFOLIO
--------------                         -------------
For the years ended
March 31, 1997, 1996:                 1997       1996
                                      ---------------

Shares sold                           1,671      1,228
Shares issued in reinvest-
   ment of dividends                  1,055      1,240
Shares exchanged                          0        (67)
Shares redeemed                     (24,858)      (210)
                                   --------------------
Net increase/decrease from
   capital share transactions       (22,132)     2,191
                                   ====================



                                        SHORT-TERM               PRIME
                                        GOVERNMENT            MONEY MARKET
SELECT SHARES                           PORTFOLIO              PORTFOLIO
-------------                           ----------            ------------

For the years ended
March 31, 1997, 1996:                1997       1996        1997       1996
                                 -----------------------------------------------

Shares sold                         33,524     31,175     6,384,369   3,986,258
Shares issued in reinvest-
   ment of dividends                23,106     22,891       168,954     294,820
Shares exchanged                         0          0       (37,459)    (11,180)
Shares redeemed                    (45,079)   (10,446)   (5,248,423) (6,154,280)
                                 -----------------------------------------------
Net increase/decrease from
   capital share transactions       11,551     43,620     1,267,441  (1,884,382)
                                 ===============================================

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.


                                                  EQUITY PORTFOLIO
                                  1997          1996          1995        1994*
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD $  12.559  $   10.615  $   10.280  $  0.000
   Shares Issued**                       0.000       0.000       0.000    10.000
                                     -------------------------------------------
                                        12.559      10.615      10.280    10.000
                                     -------------------------------------------

   Net Investment Income                 0.371       0.305       0.227     0.067
   Net Realized and Unrealized Gains
     on Investments                      0.467       2.214       0.758     0.353
                                    --------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         0.838       2.519       0.985     0.420
                                    --------------------------------------------

LESS:
   Distributions from
     Net Investment Income               0.362       0.301       0.234     0.113
   Distributions from
     Net Realized Gains                  1.411       0.274       0.416     0.270
                                    --------------------------------------------
TOTAL DISTRIBUTIONS                      1.773       0.575       0.650     0.140
                                    --------------------------------------------

NET ASSET VALUE, END OF PERIOD      $   11.624  $   12.559  $   10.615  $ 10.280
                                    ============================================

   Total Return                           6.79%      23.90%       9.78%    3.59%
   Net Assets, End of Period        $3,541,358  $6,371,666  $4,393,338  $387,682
   Ratio of Expenses
     to Average Net Assets                1.58%       1.57%       1.57%    1.52%
   Ratio of Net Investment Income
     to Average Net Assets                3.02%       2.56%       2.31%    1.28%
   Portfolio Turnover Rate               56.00%      35.91%      55.19%   12.52%
   Average Commission Paid
     to Broker                      $    0.961  $   0.0792  $     0.00  $   0.00


 *From inception of the Fund May 20, 1993
**First purchase of Initial Shares occurred subsequent to May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.


                                                 TOTAL RETURN PORTFOLIO
                                       1997        1996        1995        1994*
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD $11.285  $   10.113  $   10.131  $    0.000
   Shares Issued**                     0.000       0.000       0.000      10.000
                                     -------------------------------------------
                                      11.285      10.113      10.131      10.000
                                     -------------------------------------------

   Net Investment Income               0.474       0.454       0.364       0.129
   Net Realized and Unrealized Gains
     on Investments                    0.048       1.263       0.233       0.223
                                     -------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS       0.522       1.717       0.597       0.352
                                     -------------------------------------------

LESS:
   Distributions from
     Net Investment Income             0.476       0.446       0.364       0.192
   Distributions from
     Net Realized Gains                0.813       0.098       0.251       0.029
                                     -------------------------------------------
TOTAL DISTRIBUTIONS                    1.289       0.544       0.615       0.221
                                     -------------------------------------------

NET ASSET VALUE, END OF PERIOD      $ 10.518  $   11.285  $   10.113  $   10.131
                                     ===========================================

   Total Return                         4.65%      17.12%       6.16%      2.72%
   Net Assets, End of Period        $611,904  $3,435,711  $3,727,846  $1,081,193
   Ratio of Expenses
     to Average Net Assets              1.58%       1.57%       1.57%      1.52%
   Ratio of Net Investment Income
     to Average Net Assets              4.19%       4.13%       4.04%      2.25%
   Portfolio Turnover Rate             40.62%      52.11%      67.00%     38.74%
   Average Commission Paid
     to Broker                      $ 0.1047  $   0.0768  $     0.00  $     0.00



 *From inception of the Fund May 20, 1993
**First purchase of Initial Shares occurred subsequent to May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.


                                                FIXED INCOME PORTFOLIO
                                        1997        1996        1995      1994*
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD $ 10.081  $    9.654  $    9.769  $  0.000
   Shares Issued**                      0.000       0.000       0.000    10.000
                                     -------------------------------------------
                                       10.081       9.654       9.769    10.000
                                     -------------------------------------------

   Net Investment Income                0.566       0.571       0.534     0.323
   Net Realized and Unrealized Gains
     on Investments                    (0.210)      0.417      (0.092)   (0.131)
                                     -------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        0.356       0.988       0.442     0.192
                                     -------------------------------------------
LESS:
   Distributions from
     Net Investment Income              0.547       0.560       0.547     0.373
   Distributions from
     Net Realized Gains                 0.009       0.000       0.010     0.050
                                     -------------------------------------------
TOTAL DISTRIBUTIONS                     0.556       0.560       0.557     0.423
                                     -------------------------------------------

NET ASSET VALUE, END OF PERIOD       $  9.881  $   10.081  $    9.654  $  9.769
                                     ===========================================

   Total Return                          3.63%      10.28%       4.59%     1.23%
   Net Assets, End of Period         $746,665  $1,855,470  $1,289,091  $181,094
   Ratio of Expenses to
     to Average Net Assets               1.53%       1.52%       1.52%     1.47%
   Ratio of Net Investment Income
     to Average Net Assets               5.43%       5.52%       6.10%     4.21%
   Portfolio Turnover Rate              55.50%      57.15%      60.36%    70.83%





 *From inception of the Fund May 20, 1993
**First purchase of Initial Shares occurred subsequent to May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Initial Share of Capital Stock of the Fund outstanding for the entire period.


                                           SHORT-TERM GOVERNMENT PORTFOLIO
                                        1997       1996       1995       1994*
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD $  9.816   $  9.649   $  9.765   $  0.000
   Shares Issued**                      0.000      0.000      0.000     10.000
                                     ------------------------------------------
                                        9.816      9.649      9.765     10.000
                                     ------------------------------------------

   Net Investment Income                0.489      0.522      0.452      0.211
   Net Realized and Unrealized Gains
     on Investments                    (0.086)     0.172     (0.098)    (0.248)
                                     ------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS        0.403      0.693      0.354     (0.037)
                                     ------------------------------------------
LESS:
   Distributions from
     Net Investment Income              0.491      0.526      0.460      0.188
   Distributions from
     Net Realized Gains                 0.000      0.000      0.010      0.010
                                     ------------------------------------------
TOTAL DISTRIBUTIONS                     0.491      0.526      0.470      0.198
                                     ------------------------------------------
NET ASSET VALUE, END OF PERIOD       $  9.728   $  9.816   $  9.649   $  9.765
                                     ==========================================

   Total Return                          4.23%      7.27%      3.73%     -0.10%
   Net Assets, End of Period         $ 20,068   $237,507   $212,334   $ 62,450
   Ratio of Expenses
     to Average Net Assets               1.53%      1.52%      1.52%      1.48%
   Ratio of Net Investment Income
     to Average Net Assets               4.93%      5.26%      4.87%      3.50%
   Portfolio Turnover Rate              21.55%    145.86%     79.19%     69.79%




 *From inception of the Fund May 20, 1993
**First purchase of Initial Shares occurred subsequent to May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                          EQUITY PORTFOLIO
                                          1997           1996          1995          1994*
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $    12.548   $    10.603   $    10.266   $    10.000
                                     ------------------------------------------------------
   Net Investment Income                   0.424         0.359         0.271         0.146
   Net Realized and Unrealized Gains
     on Investments                        0.476         2.219         0.750         0.291
                                     ------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           0.900         2.578         1.021         0.437
                                     ------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                 0.427         0.359         0.268         0.144
   Distributions from
     Net Realized Gains                    1.411         0.274         0.416         0.027
                                     ------------------------------------------------------
     TOTAL DISTRIBUTIONS                   1.838         0.633         0.684         0.171
                                     ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $    11.610   $    12.548   $    10.603   $    10.266
                                     ======================================================
   Total Return                             7.33%        24.52%        10.31%         4.38%
   Net Assets, End of Period         $13,235,882   $18,083,168   $13,206,738   $10,602,115
   Ratio of Expenses
     to Average Net Assets                  1.08%         1.07%         1.07%         1.03%
   Ratio of Net Investment Income
     to Average Net Assets                  3.38%         3.06%         2.68%         1.76%
   Portfolio Turnover Rate                 56.00%        35.91%        55.19%        12.52%
   Average Commission Paid
     to Broker                       $    0.0961   $    0.0792   $     0.000   $     0.000



 *From inception of the Fund May 20, 1993
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                          TOTAL RETURN PORTFOLIO
                                            1997           1996           1995          1994*
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $     11.075   $      9.932   $      9.966   $     10.000
                                     ----------------------------------------------------------

   Net Investment Income                    0.542          0.500          0.418          0.225
   Net Realized and Unrealized Gains
     on Investments                         0.024          1.241          0.215         (0.007)
                                     ----------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS            0.566          1.741          0.633          0.218
                                     ----------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income                  0.544          0.500          0.416          0.223
   Distributions from
     Net Realized Gains                     0.813          0.098          0.251          0.029
                                     ----------------------------------------------------------
TOTAL DISTRIBUTIONS                         1.357          0.598          0.667          0.252
                                     ----------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $     10.284   $     11.075   $      9.932   $      9.966
                                     ==========================================================

   Total Return                              5.16%         17.70%          6.69%          2.18%
     Net Assets, End of Period       $ 11,486,274   $ 17,527,536   $ 13,983,288   $ 12,458,913
   Ratio of Expenses
     to Average Net Assets                   1.08%          1.07%          1.07%          1.03%
   Ratio of Net Investment Income
     to Average Net Assets                   4.69%          4.63%          4.30%          2.63%
   Portfolio Turnover Rate                  40.62%         52.11%         67.00%         38.74%
   Average Commission Paid
     to Broker                       $     0.1047   $     0.0768   $      0.000   $      0.000




*From inception of the Fund May 20, 1993
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                       FIXED INCOME PORTFOLIO
                                           1997          1996          1995           1994*
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $     9.987   $     9.566   $     9.682   $    10.000
                                     ------------------------------------------------------

     Net Investment Income                 0.617         0.611         0.580         0.414
     Net Realized and Unrealized Gains
     on Investments                       (0.215)        0.419        (0.109)       (0.269)
                                     ------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           0.402         1.030         0.471         0.145
                                     ------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                 0.598         0.609         0.577         0.413
   Distributions from
     Net Realized Gains                    0.009         0.000         0.010         0.050
                                     ------------------------------------------------------
TOTAL DISTRIBUTIONS                        0.607         0.609         0.587         0.463
                                     ------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $     9.782   $     9.987   $     9.566   $     9.682
                                     ======================================================

   Total Return                             4.15%        10.84%         5.12%         1.20%
     Net Assets, End of Period       $ 8,075,495   $ 7,706,923   $ 6,703,664   $ 6,260,971
   Ratio of Expenses
     to Average Net Assets                  1.03%         1.02%         1.02%         0.98%
   Ratio of Net Investment Income
     to Average Net Assets                  5.94%         6.03%         6.14%         4.73%
   Portfolio Turnover Rate                 55.50%        57.15%        60.36%        70.83%






*From inception of the Fund May 20, 1993
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.

                                                    SHORT-TERM GOVERNMENT PORTFOLIO
                                           1997          1996          1995          1994*
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $     9.954   $     9.776   $     9.886   $    10.000
                                     ------------------------------------------------------

   Net Investment Income                   0.542         0.578         0.507         0.309
   Net Realized and Unrealized Gains
     on Investments                       (0.083)        0.175        (0.101)       (0.105)
                                     ------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           0.459         0.753         0.406         0.204
                                     ------------------------------------------------------
LESS:
   Distributions from
     Net Investment Income                 0.545         0.574         0.506         0.308
   Distributions from
     Net Realized Gains                    0.000         0.000         0.010         0.010
                                     ------------------------------------------------------
     TOTAL DISTRIBUTIONS                   0.545         0.574         0.516         0.318
                                     ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $     9.868   $     9.954   $     9.776   $     9.886
                                     ======================================================

   Total Return                             4.76%         7.81%         4.25%         2.05%
   Net Assets, End of Period         $ 4,360,271   $ 4,283,405   $ 3,781,009   $ 3,530,041
   Ratio of Expenses
     to Average Net Assets                  1.03%         1.03%         1.02%         0.98%
   Ratio of Net Investment Income
     to Average Net Assets                  5.45%         5.76%         5.21%         3.62%
   Portfolio Turnover Rate                 21.55%       145.86%        79.19%        69.79%





*From inception of the Fund May 20, 1993
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

The following presents information relating to an Select Share of Capital Stock of the Fund outstanding for the entire period.


                                                   PRIME MONEY MARKET PORTFOLIO
                                           1997          1996          1995          1994*
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $     1.000   $     1.000   $     1.000   $     1.000
                                     ------------------------------------------------------

   Net Investment Income                   0.047         0.051         0.042         0.022
   Net Realized and Unrealized Gains
     on Investments                        0.000         0.000         0.000         0.000
                                     ------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           0.047         0.051         0.042         0.022
                                     ------------------------------------------------------

LESS:
   Distributions from
     Net Investment Income                 0.047         0.051         0.042         0.022
   Distributions from
     Net Realized Gains                    0.000         0.000         0.000         0.000
                                     ------------------------------------------------------
TOTAL DISTRIBUTIONS                        0.047         0.051         0.042         0.022
                                     ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $     1.000   $     1.000   $     1.000   $     1.000
                                     ======================================================

   Total Return                             4.70%         5.13%         4.20%         2.18%
   Net Assets, End of Period         $ 4,904,937   $ 3,637,446   $ 5,522,368   $ 5,121,273
   Ratio of Expenses
     to Average Net Assets                  0.78%         0.78%         0.77%         0.74%
   Ratio of Net Investment Income
     to Average Net Assets                  4.76%         5.15%         4.27%         2.53%
   Portfolio Turnover Rate                 35.20%






*From inception of the Fund May 20, 1993
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

See notes to financial statements.

                          INDEPENDENT AUDITORS' REPORT
                                 MARCH 31, 1997



The Shareholders and Board of Directors
Capital Value Fund, Inc.:

We have audited the statements of assets and liabilities for the year ended March 31, 1997, including the schedules of investments of the Equity Portfolio, Total Return Portfolio, Fixed Income Portfolio, Short-Term Government Portfolio, and the Prime Money Market Portfolio (portfolios within Capital Value Fund, Inc.); the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the 2-year period then ended; and financial highlights for each of the years in the 3-year period then ended and the period May 6, 1993 (date of inception) through March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody were confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we requested confirmations from brokers, and where replies were not received, we carried out other appropriate auditing procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Portfolio, Total Return Portfolio, Fixed Income Portfolio, Short-Term Government Portfolio, and the Prime Money Market Portfolio as of March 31, 1997, and the results of their operations for the year then ended, and the changes in their net assets for each of the years in the 2-year period then ended, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP

Des Moines, Iowa
April 25, 1997